All Terrain Opportunity Fund (“the Fund”)

Institutional Class Shares

(Ticker Symbol: TERIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 18, 2019, to the

Prospectus and Statement of Additional Information (“SAI”), dated March 1, 2018, as supplemented.

Effective January 1, 2019, Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”), the Co-Advisor of the Fund, has discontinued its voluntary fee waiver and will not seek reimbursement of any fees it voluntarily waived. Previously, Castle Financial had agreed to voluntarily waive any advisory fee that it was entitled to receive after its payment of any reimbursement to the Fund of operating expenses pursuant to its expense limitation agreement. Accordingly, all references contained in the Fund’s Prospectus and SAI regarding Castle Financial’s voluntary fee waiver are hereby removed in their entirety.

Please file this supplement with your records.